UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

MACKINAC FINANCIAL CORPORATION

(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)

(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-20167 (Commission File No.)	38-2062816 (IRS Employer Identification No.)

130 South Cedar Street

Manistique, Michigan 49854

(Address of Principal Executive Offices)  (Zip Code)

(888) 343-8147

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01.  Completion of Acquisition of Disposition of Assets.

On May 18, 2018, Mackinac Financial Corporation, a Michigan corporation (“Mackinac”), completed its previously announced acquisition through its wholly owned subsidiary, MFNC Acquisition, LLC, a Michigan limited liability company (“MergerSub”), of First Federal of Northern Michigan Bancorp, Inc., a Maryland corporation (“First Federal”) pursuant to an Agreement and Plan of Merger by and among Mackinac, MergerSub, and First Federal, dated as of January 16, 2018 (“Merger Agreement”), as amended on February 8, 2018 (“First Amendment”).  The Merger Agreement and First Amendment are filed as Exhibits 2.1 and 2.2, respectively, to this report and are incorporated herein by reference.

As a result of the acquisition, First Federal was merged with and into MergerSub, with MergerSub as the surviving entity.  Immediately after consummation of the Merger, First Federal of Northern Michigan, a federal stock savings association and First Federal’s wholly owned subsidiary, consolidated with and into mBank, a Michigan state-chartered bank and wholly owned subsidiary of Mackinac, with mBank emerging as the surviving bank.

Subject to the terms and conditions set forth in the Merger Agreement, each outstanding share of First Federal common stock was converted into the right to receive 0.576 shares of Mackinac common stock, no par value per share, plus cash in lieu of fractional shares, as of May 18, 2018. The Merger Agreement further authorized First Federal to distribute a special dividend of $8 million to its shareholders of record immediately prior to the closing of the acquisition, which amount was authorized and declared by First Federal in connection with the closing.

Prior to completion of the acquisition, there were no material relationships among Mackinac or any of its affiliates and First Federal or any of its affiliates, except those provided for in the Merger Agreement.

Item 8.01.   Other Events.

On May 18, 2018, Mackinac issued the press release attached as Exhibit 99.1 to this Form 8-K, which is herein incorporated by reference.  The information under this Item 8.01 and Exhibit 99.1 are furnished to, and not filed with the Securities and Exchange Commission (“SEC”).

Item 9.01   Financial Statements and Exhibits.

(a)                    Financial Statements of Acquired Business.

The financial statements for the most recent fiscal year required by Item 9.01(a) of Form 8-K are included in Amendment No. 2 to the Registration Statement on Form S-4 filed by Mackinac with the SEC on April 4, 2018 and is incorporated herein by reference. The interim financial statements required by Item 9.01(a) of Form 8-K will be filed no later than 71 calendar days after the date of this report.

(b)                    Pro Forma Financial Information.

(i)            The pro forma condensed consolidated statement of operations for the year ended December 31, 2017 required by Item 9.01(b) of Form 8-K is included in Amendment No. 2 to the Registration Statement on Form S-4 filed by Mackinac with the SEC on April 4, 2018 and is incorporated herein by reference.

(ii)           A pro forma condensed consolidated statement of position at March 31, 2018 and a pro forma condensed consolidated statement of operations as of March 31, 2018 required by Item 9.01(b) of Form 8-K will be filed no later than 71 calendar days after the date of this report.

(d)                    Exhibits.

The following exhibit is filed as part of this report:

No.	Description

2.1	Agreement and Plan of Merger, dated as of January 16, 2018, by and among Mackinac Financial

Corporation, MFNC Acquisition, LLC and First Federal of Northern Michigan Bancorp, Inc. Previously filed as Exhibit 2.1 to Mackinac’s Current Report on Form 8-K, dated January 16, 2018, filed with the SEC on January 19, 2018, incorporated herein by reference.

2.2

First Amendment to the Agreement and Plan of Merger, dated as of February 8, 2018 by and among Mackinac Financial Corporation, MFNC Acquisition, LLC and First Federal of Northern Michigan Bancorp, Inc. Previously filed as Exhibit 2.1 to Mackinac’s Current Report on Form 8-K dated February 8, 2018, filed with the SEC on February 13, 2018, incorporated herein by reference.

99.1	Press Release of Mackinac Financial Corporation, dated May 18, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION

Date: May 18, 2018	By:	/s/ Jesse A. Deering
Jesse A. Deering
Executive Vice President/Chief Financial Officer